UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

UQM Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UQM TECHNOLOGIES, INC.

7501 Miller Drive

Frederick, Colorado 80530

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 23, 2008

The annual meeting of shareholders of UQM Technologies, Inc. will be held on July 23, 2008, at 10:00 a.m., Denver Time at The Golden Hotel, 800 Eleventh Street, Golden, Colorado 80401 for the following purposes:

To elect a Board of five (5) directors to serve for the ensuing year and thereafter until their successors are duly elected and qualified.

To consider and vote upon a proposal to ratify the appointment of Grant Thornton LLP to act as independent auditors for the fiscal year ending March 31, 2009.

To transact such other business as may properly come before the meeting.

The record date for the Annual Meeting of Shareholders has been fixed at June 2, 2008. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.

 June 9, 2008                                                                                                                                                                                                                          By order of the Board of Directors

                                                                                                                    /s/Donald A. French

                                                                                                                    Donald A. French, Secretary

YOUR VOTE IS IMPORTANT. All shareholders, whether or not they expect to attend the Annual Meeting, are requested to complete, date, sign and mail the enclosed proxy, which is solicited by the Board of Directors. The enclosed envelope may be used for that purpose. If you attend the meeting, you may vote in person even though you have given a proxy.

PROXY STATEMENT

____________________________

UQM TECHNOLOGIES, INC.

7501 Miller Drive

Frederick, Colorado 80530

____________________________

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 23, 2008

____________________________

This proxy statement is being sent on or about June 9, 2008, to the shareholders of UQM Technologies, Inc. ("UQM" or the "Company") in connection with the solicitation by the Board of Directors of the enclosed form of proxy for the Annual Meeting of Shareholders to be held on July 23, 2008. The last Annual Meeting of Shareholders was held on August 22, 2007.

If a proxy is properly signed and returned to the Company or completed via telephone or over the Internet, the shares represented by the proxy will be voted at the meeting. If a shareholder indicates in his or her proxy a choice with respect to any matter to be voted upon, the shares will be voted in accordance with the shareholder's choice. If no choice is indicated, the shares will be voted "for" each of the proposals. A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing a proxy bearing a later date or by attending the meeting and voting in person.

Persons making the solicitation

This proxy is solicited on behalf of the Board of Directors of the Company. The solicitation will be made predominately by mail. The expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Further solicitation of proxies may be made by telephone or oral communication with some shareholders of the Company following the original solicitation. All such further solicitation will be made by regular employees of the Company, who will not be additionally compensated therefore.

SHAREHOLDERS ENTITLED TO VOTE

Shareholders of record at the close of business on June 2, 2008, will be entitled to vote at the meeting. As of that date there were 26,810,217 shares of the Company's $.01 par value common stock outstanding, each share being entitled to one vote. The Company has no other classes of voting securities. The Company's articles of incorporation provide that one-third of the outstanding shares of the common stock entitled to vote, represented in person or by proxy, shall constitute a quorum at any shareholders' meeting. In the election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors. For other matters subject to voting, the votes cast in favor of a matter must exceed the votes cast opposing the action. Cumulative voting is not allowed in the election of directors or for any other purposes.

Shares that withhold votes for a nominee for director or shares that either abstain from voting on other proposals presented or which lack authority to vote will have no effect in the tabulation of votes although they will be counted toward the presence of a quorum.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "Householding" proxy statements and annual reports. This means that only one copy of the Company's Proxy Statement or Annual Report to shareholders may have been sent to multiple shareholders in each household. The Company will promptly deliver a separate copy of either document to any shareholder upon written or oral request to the Secretary of the Company, UQM Technologies, Inc., 7501 Miller Drive, P.O. Box 439, Frederick, Colorado 80530, telephone: (303) 278-2002. Any shareholder who wants to receive separate copies of the Proxy Statement or Annual Report to shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one per household, should contact the shareholder's bank, broker, or other nominee record holder, or the shareholder may contact the Company at the above address and phone number.

Electronic Availability of Proxy Statement and Annual Report

As permitted by rules adopted by the Securities and Exchange Commission, the Company is making this Proxy Statement and its Annual Report available electronically via the Internet. We will send to shareholders, on or about June 9, 2008 a notice announcing instructions on how to access proxy materials and vote (online), or how to obtain these materials through the mail. Other information contained in the notice includes the time, date and location of the Annual Meeting.

ELECTION OF DIRECTORS

Pursuant to the bylaws of the Company, the Board of Directors shall consist of not fewer than three directors. The Board of Directors currently consists of six members. Mr. Drew, who currently serves on the Board of Directors, is not standing for re-election and his term will expire on July 23, 2008, reducing the size of the Board of Directors to five members. Accordingly, the Board of Directors has nominated five candidates to stand for election to the Board of Directors, four of whom are independent directors, as defined in the applicable rules of the Securities and Exchange Commission and the American Stock Exchange, and the fifth of whom is the Company's Chief Executive Officer. Proxies may not be voted for more than five persons. The Board of Directors is not classified, and each director serves for a term of one year and thereafter until his successor is duly elected and qualified.

At the Annual Meeting, the shareholders will elect five members to the Board of Directors. In the absence of instructions to the contrary, the proxy holders will vote the shares represented by proxy in favor of the nominees listed below. The Company expects each of the nominees listed below to be able to serve as a director. If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.

			Officer
			or
			Director
Name	Age	Position with the Company	Since	Business Experience

William G. Rankin	64	Chairman of the Board, President and Chief Executive Officer	1994

Chairman of the Board of Directors since February 2000; Chief Executive Officer since August 1999; President and Chief Operating Officer since January 1996; Executive Vice President - Operations from 1992 through 1995.

Joseph P. Sellinger	62	Director, Member of the Audit Committee and Compensation and Benefits Committee	2008	Retired since 2006; Vice President Anheuser Busch Companies and Chairman, President and Chief Executive Officer of the Anheuser Busch Packaging Group from 2000 to 2006.

Stephen J. Roy	58	Director, Member of the Audit Committee and Compensation and Benefits Committee	2000	Principal, STL Capital Partners, LLC since 2002. Managing Director- Investment Banking for A. G. Edwards & Sons, Inc. from 1989 through 2002.

Lieutenant General Jerome H. Granrud (Retired)	71	Director, Member of the Audit Committee and Governance and Nominating Committee	2002	Consultant since 1996.

Donald W. Vanlandingham	68	Director, Member of the Compensation and Benefits Committee and Governance and Nominating Committee	2003

Consultant, Cadwest LLC since 2003, Chairman of the Board of Directors of Ball Aerospace and Technologies Corporation, a wholly-owned subsidiary of Ball Corporation from 2002 to 2003; President and Chief Executive Office of Ball Aerospace and Technologies Corporation from 1996 to 2002.

No family relationship exists between any director, executive officer, significant employee or person nominated or chosen by the Company to become a director or executive officer.

There are no arrangements or understandings between any director and any other person pursuant to which any director was nominated as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEES.

During the fiscal year ended March 31, 2008 the Board of Directors held meetings on seven occasions. The Company encourages directors to attend the Annual Meeting each year. At the last Annual Meeting held August 22, 2007, all members of the Board of Directors attended. Each incumbent director attended or participated in more than seventy-five percent of the meetings of the Board of Directors and Board committees on which he served during the period he was a director. Participation at meetings was sometimes by telephone, which is authorized under Colorado law. The votes of each director are recorded in the minutes for each matter considered by the Board of Directors. The independent directors serving on the Board of Directors periodically meet as a group without management present. None of the directors listed above has been involved during the last five years in any legal proceedings that are material to an evaluation of the ability or integrity of that person to serve as a director of the Company.

The Board of Directors has an Audit Committee, a Compensation and Benefits Committee and a Governance and Nominating Committee. The Audit Committee has a written charter adopted by the Board of Directors that specifies its duties including assisting the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions, and its direct responsibility for the appointment, retention, compensation and oversight of the independent auditors. A copy of the Company's Audit Committee charter is available on our website at www.uqm.com/about/audit.html. The Audit Committee consists of three directors. Messrs. Roy, Granrud and Drew served on the Audit Committee through March 21, 2008, and met three times during fiscal 2008. Mr. Sellinger joined Messrs. Roy and Granrud on the committee on March 21, 2008, upon Mr. Drew's announcement of his intention to retire from the Board of Directors, and this reconstituted committee met one time during fiscal 2008. All members of the Audit Committee are independent directors as defined in applicable rules of the American Stock Exchange and the Securities and Exchange Commission. The Audit Committee also includes at least one independent member, Mr. Roy, whom the Board has determined meets the qualifications of an "audit committee financial expert" in accordance with SEC rules. See also "Report of the Audit Committee" below.

The Governance and Nominating Committee considers such matters as whether the size and composition of the Board is appropriate in the context of the Company's business operations, monitors and addresses issues related to corporate governance and suggests changes when it deems appropriate. The Governance and Nominating Committee does not have a written charter, however, the Board's policies regarding nominations are set forth in resolutions of the Board of Directors. The Governance and Nominating Committee consists of two directors, Messrs. Granrud and Vanlandingham. The Governance and Nominating Committee met two times during fiscal 2008. All members of the Governance and Nominating Committee are independent directors as defined in applicable rules of the American Stock Exchange and the Securities and Exchange Commission. The Governance and Nominating Committee in performing its duties considers such things as the priorities and emphasis of the Board of Directors, which may change from time-to-time, changes in business operations or industry trends of the business, and the portfolio of skills and experience of current and prospective Board members. Generally, a diversity of factors such as age, general business experience, leadership and understanding and achievement in technology, manufacturing, marketing or finance are considered in the nomination process, although the Nominating and Governance Committee has not established any specific minimum criteria or qualifications that a nominee must possess. Consideration of new Board nominee candidates typically involves internal discussions, identification of potential candidates and interviews with selected candidates. Candidates for nomination to the Board are generally suggested by Board members, Company employees and shareholders or business associates. The Board of Directors will consider candidates proposed by shareholders using the same evaluation criteria as for other candidates. Any shareholder interested in submitting a prospective nominee for consideration by the Board of Directors should submit the candidate's name and qualifications addressed to: Corporate Secretary at 7501 Miller Drive, P.O. Box 439, Frederick, Colorado 80530.

The Compensation and Benefits Committee reviews the performance and compensation of the Company's Chief Executive Officer and administers the 2002 Equity Incentive Plan, Stock Purchase Plan and Employee Stock Bonus Plan. The Compensation and Benefits Committee consists of three directors. Messrs. Roy, Vanlandingham and Drew served on the Compensation and Benefits Committee through March 21, 2008 and met three times during fiscal 2008. Mr. Sellinger joined the committee on March 21, 2008, upon Mr. Drew's announcement of his intention to retire from the Board of Directors. All members of the Compensation and Benefits Committee are independent directors as defined in applicable rules of the American Stock Exchange and the Securities and Exchange Commission. The Compensation and Benefits Committee does not have a written charter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company's Compensation and Benefits Committee currently consists of three outside directors, Messrs. Roy, Vanlandingham and Sellinger. During the fiscal year ended March 31, 2008, Messrs. Roy, Vanlandingham and Sellinger (and Mr. Drew who served on the committee through March 21, 2008) were not officers or employees of the Company or its subsidiaries, were not former officers or employees of the Company or its subsidiaries and did not have any relationship with the Company or its subsidiaries requiring disclosure.

Communications from Shareholders to the Board of Directors

The Board of Directors recommends that any communications from shareholders be in writing and addressed to the Board in care of the Corporate Secretary, 7501 Miller Drive, P.O. Box. 439, Frederick, Colorado 80530. The name of any specific intended Board member should be noted in the communication. The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipient; however, the Board has also authorized the Corporate Secretary, prior to forwarding any correspondence, to review the correspondence, and in his discretion, not to forward certain items if they are deemed frivolous, of inconsequential commercial value or otherwise inappropriate for Board consideration.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all directors, officers, employees, consultants, representatives and agents. The Code of Ethics and Business Conduct is available on our website at www.uqm.com/about/UQMcode.html. If the Company makes any substantive amendments to the Code of Ethics and Business Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee of the Board of Directors has furnished the following report on its activities:

The committee appointed the independent auditors Grant Thornton LLP to serve for the fiscal year ended March 31, 2008 and this selection was ratified by the Company's shareholders on August 22, 2007. The committee reviewed and discussed the financial statements included in the Quarterly Reports on Form 10-Q and the audited financial statements in the Annual Report for the fiscal year ended March 31, 2008 with Grant Thornton LLP. The meetings and discussions included the matters required to be discussed by Statement of Auditing Standards No. 61. The committee also reviewed with management and the independent auditors the reasonableness of significant judgments and the clarity and quality of disclosures in the financial statements, not just the acceptability of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. The independent auditors also provided to the committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The committee discussed with the independent auditors their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered whether the independent auditors' provision of non-audit services is compatible with the auditors' independence.

In accordance with the Audit Committee policy and applicable law, the Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor, Grant Thornton LLP (subject to de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to completion of the audit). Non-audit services, such as tax return preparation, are provided by service providers other than Grant Thornton LLP.

The committee discussed with the Company's independent auditors the overall scope and plans for their audit and met with the auditors, with and without management present, to discuss the results of their examinations, their consideration and testing of the Company's internal controls as part of their audit, and the overall quality of the Company's financial reporting. The committee also reviewed the Company's disclosure controls. Four audit committee meetings were held during the fiscal year.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2008 and filed with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors:

Stephen J. Roy

Jerome H. Granrud

Joseph P. Sellinger

June 2, 2008

___________________

1 The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

MANAGEMENT

The executive officers of the Company are:
Name	Age	Position

William G. Rankin	64	Chairman of the Board of Directors, President and Chief Executive Officer

Donald A. French	52	Treasurer, Secretary and Chief Financial Officer

Ronald M. Burton	54	Senior Vice President of Operations

Jon Lutz	39	Vice President of Technology

William G. Rankin has served as Chairman of the Board of Directors since February 2000, Chief Executive Officer since August 1999 and President and Chief Operating Officer since January 1996. Mr. Rankin served as Executive Vice President-Operations from 1992 through 1995 and has been a member of the Board of Directors since 1994. He joined the Company in 1992.

Donald A. French has served as Treasurer, Secretary and Chief Financial Officer since he joined the Company in 1987. Mr. French also served as Controller from 1987 through 1998.

Ronald M. Burton has served as Senior Vice President of Operations since September, 2007. Mr. Burton served as Vice President of Operations from March 2004 through September 2007. From 2001 to 2004 Mr. Burton was employed by Stature Electric, Inc., a motor manufacturing company, as Vice President of Sales and Engineering. From 1989 to 2001, Mr. Burton was employed by Globe Motors, a motor manufacturing company, where he served as Director of Engineering and Operations since 1993, and prior to that as Director of Engineering.

Jon Lutz was appointed Vice President of Technology in September, 2007. From 2000 to 2007, Mr. Lutz served as Director of Engineering and prior to that as Motor Group Manager and Motor Magnetics Design Engineer. Mr. Lutz joined the Company in February 1993.

There are no arrangements or understandings between any executive officer and any other person pursuant to which any executive officer was selected as an executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding more than ten percent of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission, the American Stock Exchange, the Chicago Stock Exchange and the Pacific Stock Exchange. The Company is required to report in this statement any failure to file timely reports with the Securities and Exchange Commission during fiscal 2008. Based on its review of Form 3, Form 4 and Form 5 filings, the Company believes that all required reports were filed timely during fiscal 2008, other than the initial Form 3 filing of Messrs. Lutz and Sellinger, upon his appointment as an officer and a director, respectively. In addition, Mr. Lutz was delinquent on a Form 4 filing related to his participation in the Company's Stock Purchase Plan.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Our executive compensation programs are designed with the objectives of attracting, motivating and retaining highly qualified executives, providing performance based incentives for the attainment of strategic business objectives, rewarding superior performance and aligning the interests of our executives with those of our shareholders.

Our management compensation program has three primary components:

Base pay	Provides an annual salary level consistent with market conditions, the individuals' position, responsibility and contributions.

Variable pay

Makes a portion of each executive's annual compensation dependent upon the success of the Company, organizational and individual performance objectives and encourages an ownership mindset that aligns the interests of management with those of the Company's other shareholders.

Retirement, severance and other compensation	Rewards long-term service and provides some measure of financial security.

The base pay component of executive compensation may be increased, but not decreased, by the Board at anytime and is payable semi-monthly in cash. The variable pay component of executive compensation may be paid in cash or equity or a combination of both and is evaluated annually by the Board using both objective and subjective criteria. The objective criteria is principally related to the attainment of financial goals established in the Company's annual business plan that is reviewed and approved by the Board of Directors at the beginning of each fiscal year. The subjective criteria are determined by our Compensation and Benefits Committee based on its deliberations regarding accomplishments and successes achieved collectively and individually by Company executives that, in the committee's judgment, contributed value to the Company and its shareholders. In order to provide a complete compensation package to our executives, the Company's executive officers may participate in benefit plans generally available to all employees including health, dental and life insurance, long-term disability insurance, flexible spending accounts, 401(k) retirement plan and stock purchase plan.

We have entered into multi-year employment agreements with our Chief Executive Officer, Chief Financial Officer, Senior Vice President of Operations and Vice President of Technology that contain voluntary and involuntary severance payment provisions, including change in control severance payments, post retirement medical insurance and provide a modest program of executive perquisites and personal benefits as are further described below.

The Compensation and Benefits Committee is composed of three members of our Board of Directors. Each of the committee members are independent directors as defined in applicable rules of the American Stock Exchange and the Securities and Exchange Commission. The committee recommended the total compensation (and each of the individual elements of compensation) for William G. Rankin, Chairman, President and Chief Executive Officer, to the Board of Directors, which subsequently approved the committee's recommendation without change. The committee also recommended the compensation of the other executive officers with input from the Chief Executive Officer. These recommendations were subsequently approved by the Board of Directors without modification.

To assist the Compensation and Benefits Committee in its review of executive compensation, during fiscal 2008 it retained the compensation and benefit consulting firm Towers Perrin to assist it in establishing appropriate compensation for the Company's executives. Towers Perrin recommended to the committee a peer group of twenty alternative energy companies. Towers Perrin selected companies that it believed competed with the Company in the marketplace for executive talent. The peer group was limited to companies with a market capitalization between $40 million to $500 million and whose total annual revenue was less than $500 million. The Compensation and Benefits Committee subsequently approved the peer group of companies recommended by Towers Perrin. During fiscal 2008, the peer group companies included: Mechanical Technology Inc, SatCon Technology Corporation, Enova Systems Inc, Active Power Inc, Quantum Fuel Systems Technologies Worldwide Inc, Hydrogenics Corporation, Beacon Power Corporation, Valence Technology Inc, Capstone Turbine Corporation, Ultralife Batteries Inc, Altair Nanotechnologies Inc, Maxwell Technologies Inc, Plug Power Inc, MGP Ingredients Inc, Nova Biosource Fuels Inc, Amerigon Inc, Verenium Corporation, Medis Technologies Ltd, Pacific Ethanol Inc and EMCORE Corporation.

In setting compensation levels for the three primary elements of executive compensation, we generally strive to establish pay levels that are competitive with those of the identified peer group of companies. The assessment of what amount of pay will allow the Company to be competitive is primarily subjective; however, the Compensation and Benefits Committee attempts to establish the total compensation of each executive officer at approximately the 50th percentile for the peer group of companies selected. The amount of compensation allocated to each of the elements of compensation varies by individual and is based on the responsibilities of the individual, accomplishments of the individual during the compensation review period and the compensation of executives at the peer group of companies in similar positions. The Company anticipates that it may engage a compensation consultant at an interval of every three to five years to assist it in evaluating the competitiveness of its executive compensation program.

Elements of Compensation

Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation for similar positions in the peer group of companies, as well as the seniority and performance of the individual, our ability to replace the individual and other primarily judgmental factors deemed relevant by the compensation committee. As a guideline, we strive to establish base salary at approximately the median compensation level or above of our peer group of companies. Base salaries are reviewed annually by the Compensation and Benefits Committee and the Board of Directors and may be adjusted (upward only, in accordance with the terms of executive employment agreements) from time to time coincident with our annual review.

During fiscal 2008, the approximate increase in base salary for each executive is as follows: Mr. Rankin 4.3%, Mr. French 3.6%, Mr. Burton 7.3% and Mr. Lutz 23.4%. Increases in base salary for Messrs. Rankin and French during fiscal 2008 consisted entirely of cost of living and merit based adjustments which maintained their base salary at approximately the 50th percentile as determined by the consultant's compensation survey. The increase in the base salary for Messrs. Burton and Lutz represent the amount necessary to attain approximately the 50th percentile of base salary for each respective officer as determined by the consultant's compensation survey.

Variable Pay. The Compensation and Benefits Committee annually considers the award of performance-based variable compensation to compensate executives for achieving financial, operational and strategic goals and for individual performance. Objective goals considered relate to the attainment of revenue and earnings targets established in the Company's annual business plan, which is reviewed and approved by the Board of Directors. Operational and strategic goals are more subjective than objective and typically relate to such matters as new customer and market development activities, supply chain optimization and improvement, technology base enhancements, new product development and launch activities, enhancement to the liquidity and visibility of the Company's common stock in the public trading markets and financing and capital raising activities, among other things. Subjective criteria are generally used to establish goals and objectives that the Board believes add value to the Company and enhance its prospects for long-term growth and success. The Compensation and Benefits Committee has not established quantitative formulas or other calculations to determine the amount of variable pay nor has it established a ceiling level or amount. The amount of variable pay, if any, is established during deliberations by the committee using its judgment after considering the objective and subjective factors discussed above, other subjective factors not discussed above, individual performance and success, the committee member's business experience and variable compensation for similar positions in the peer group of companies. As a result, variable pay can vary greatly from one year to the next.

Variable compensation may be paid in the form of a cash or stock bonus, or in the form of a grant of stock options or any combination of the foregoing. As a general philosophy, the Compensation and Benefits Committee prefers that variable compensation be paid principally in the form of equity-based instruments such as common stock or stock options that have a future service requirement (vesting period) of three years. The committee believes that such equity-based compensation awards aid in the retention of the executive and align the interests of the executive with those of the Company's other shareholders.

During fiscal 2008, the following types and amounts of variable pay were awarded: Cash bonuses of $100,000, $100,000, $30,000 and $20,000 were paid to Messrs. Rankin, French, Burton and Lutz. The bonus amounts for Messrs. Rankin and French were awarded in recognition of the low cost of capital achieved on the Company's sale of stock to two institutional investors in June, 2007. The bonus amounts for Messrs. Burton and Lutz were determined based on the compensation survey of peer companies and the committee's assessment of each officer's performance under the subjective and objective criteria described above. In addition, Messrs. Rankin, French, and Burton were granted 92,206, 46,103 and 36,882 shares of common stock under the stock bonus plan. Mr. Lutz was granted 17,603 shares of common stock under stock bonus plan and options to acquire 11,364 shares of common stock under the 2002 Equity Incentive Plan. The fair value of equity compensation granted to each officer and the proportion of such compensation to total compensation was generally determined based on the compensation survey of peer companies. The stock option grant to Mr. Lutz occurred prior to his promotion to Vice President of Technology and was subjectively determined by executive management of the Company from a fixed quantity of stock options approved by the committee for non-executive managers. The stock option grant to Mr. Lutz was a factor in determining the number of shares of common stock subsequently granted to Mr. Lutz as an officer.

Retirement, Severance and Other Compensation. We have entered into employment agreements with our Chief Executive Officer, William G. Rankin, our Chief Financial Officer, Donald A. French, our Senior Vice President of Operations, Ronald M. Burton and our Vice President of Technology, Jon Lutz. The agreements provide for compensation in the form of annual base salary, which cannot be decreased during the term of the agreement, a monthly automobile allowance, opportunity for cash bonuses, stock awards and stock options and employee benefits available to other Company employees. The agreements also provide for potential payments upon termination, voluntary retirement, voluntary or involuntary severance and termination upon a change in control of the Board of Directors. The amounts of these potential payments are summarized below in the section "Potential Payments Upon Termination or Change in Control."

The purpose of the employment agreements is to provide financial security for the executive, to aid in retention and to encourage loyalty and long-term employment with the Company.

Under the employment agreements, each executive has agreed not to disclose any confidential information relating to the business affairs of the Company for any purpose other than the conduct of the Company's business and each has agreed to assign to the Company all right, title and interest in any inventions and patents developed in whole or in part by the executive, individually or with others, at any time during the term of his employment agreement which relates to the business of the Company.

The employment agreements further provide that Messrs. Rankin, French, Burton and Lutz, for a period of one year after the term of their respective employment agreements, will not become affiliated with any person, firm or corporation whose business is similar to or in competition with the Company and for a period of one year after termination of the executive's employment agreement, to not induce or attempt to induce any employee of the Company to leave the employ of the Company; nor will the executive induce or attempt to induce any customer, supplier or licensee to cease doing business with the Company.

Awards of Equity-Based Compensation

We may pay variable compensation to executives in the form of stock bonus awards or stock options as discussed above. To the extent we grant equity-based compensation to executives in connection with our Compensation and Benefits Committee review of annual executive compensation, the grants will ordinarily be made on or about the date of the Annual Meeting. This practice helps avoid any perception that such equity-based compensation grants are "market timed" to provide an inappropriate compensatory benefit to the executive. During the fiscal year ended March 31, 2008, we delayed the award of equity-based compensation from August 2007 until November 2007. The purpose of the delay was to allow the Company's compensation consultant sufficient time to complete its compensation analysis and to make its recommendations to the Compensation and Benefits Committee. We do not anticipate any such delays during fiscal 2009. We grant stock options to executives with an exercise price equal to the closing price of the Company's common stock on the American Stock Exchange on the date of grant. The date of grant for all stock option grants is the date the Board formally authorizes and approves the grant. The grant date is documented by minutes of a meeting of the Board of Directors or by a unanimous consent resolution of the Board of Directors signed by all directors to authorize the grant.

The Compensation and Benefits Committee may also grant equity-based compensation throughout the year to key employees or executives depending on the circumstances. These grants may result from a variety of factors including, but not limited to, the hiring of a new employee, the desire to retain an existing employee, the reward of extraordinary individual performance, as an incentive for an executive to renew an employment agreement or as a reward for Company performance or individual accomplishments of exceptional value to the Company and its shareholders. The timing of these grants is typically event driven, and the Compensation and Benefits Committee does not time or consider the timing of any such grants to take advantage of current, potential or anticipated price changes in the Company's common stock.

Tax and Accounting Considerations

All elements of our employee and executive compensation program generate charges to earnings under generally accepted accounting principles in the United States. Our allocations of the elements of total compensation are generally not influenced by the accounting treatment of each element. We do, however, consider the tax treatment of compensation elements as one factor in the allocation of each element.

The American Jobs Creation Act of 2004 changed tax rules applicable to nonqualified deferred compensation arrangements, including severance arrangements. During fiscal 2008 following the issuance of final regulations by the Internal Revenue Service and the Treasury department, we modified the retirement and severance provisions of our executive employment agreements to avoid potential adverse tax consequences.

We have no policy addressing recovery of variable pay in the event financial results underlying any such compensation are restated. If such an event does occur, our Compensation and Benefits Committee would determine the appropriate action under the circumstances.

EXECUTIVE COMPENSATION

The following tables and narrative discuss the compensation of our Chief Executive Officer, Chief Financial Officer and our two other most highly compensated officers determined under the Securities and Exchange Commission rules for fiscal 2008. These persons are referred to as our named executive officers.

SUMMARY COMPENSATION TABLE FISCAL 2008

Name and						All other
principal	Fiscal			Stock	Option	compen-
position	year	Salary	Bonus	awards(1)	awards(1)	sation(3)	Total
		($)	($)	($)	($)	($)	($)

William G. Rankin
Chairman, President
and Chief Executive	2008	311,979	100,000	261,250(2)	36,986(2)	21,245	731,460
Officer	2007	299,192	20,000	224,400(2)	140,069(2)	20,155	703,816

Donald A. French
Treasurer, Secretary
and Chief Financial	2008	204,645	100,000	265,489(2)	106,487(2)	19,242	695,863
Officer	2007	197,444	15,000	37,222(2)	123,444(2)	19,159	392,269

Ronald M. Burton
Senior Vice President	2008	175,146	30,000	22,750	85,130	6,412	319,438
of Operations	2007	163,272	15,000	3,556	65,350	-	247,178

Jon Lutz
Vice President of	2008	159,741	20,000	9,983	39,504	10,062	239,290
Technology	2007	129,042	5,500	1,114	54,236	3,360	193,252

(1) The amounts reported in the stock and option awards' columns represent the compensation cost recognized pursuant to SFAS 123R in the Company's financial statements, not reduced by the estimated forfeiture rate. For more information regarding the assumptions made in valuing stock awards see Note 2 - Stock Based Compensation in Notes to Consolidated Financial Statements in our fiscal 2008 Annual Report on Form 10-K.

(2) The compensation cost of the stock and option awards to Messrs. Rankin and French are deemed to vest over a six month period due to the acceleration of vesting provisions in executive employment agreements for executives who have attained retirement age of 62-1/2 years old or twenty years of service as an officer of the Company.

(3) Amounts reported in the all other compensation column above are comprised of the following items:

All Other Compensation

		401(k) plan		Employer	Professional
	Fiscal	matching	Automobile	paid life	dues &
Name	year	contributions	allowance	insurance(1)	education	Total
		($)	($)	($)	($)	($)

William G. Rankin	2008	6,827	9,720	4,698	-	21,245
	2007	6,702	9,720	3,733	-	20,155

Donald A. French	2008	6,827	9,720	1,344	1,351	19,242
	2007	6,702	9,720	1,231	1,506	19,159

Ronald M. Burton	2008	-	5,265	1,147	-	6,412
	2007	-	-	-	-	-

Jon Lutz	2008	4,489	5,265	95	213	10,062
	2007	3,360	-	-	-	3,360

(1) Premiums paid by the Company to insure the salary continuation provisions contained in executive employment agreements which provide for the payment of three years of annual base salary to the estate of the executive in the event of his death during the term of the employment agreement. Amounts reported for Messrs. Burton and Lutz represent life insurance premiums paid for the seven month period following the effective date of each executive's employment agreement.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL 2008

			All other
			option		Grant
		All other	awards:		date fair
		stock	Number of	Exercise	value of
		awards:	securities	price of	stock and
	Grant	Number of	underlying	option	option
Name	date	shares of stock(2)	options(3)	awards	awards(1)
		(#)	(#)	($/Sh)	($)

William G. Rankin	11/01/07	92,206	-	N/A	313,500

Donald A. French	11/01/07	46,103	-	N/A	156,750

Ronald M. Burton	11/01/07	36,882	-	N/A	125,399

Jon Lutz	08/22/07	-	11,364	$3.57	25,001
	11/01/07	17,603	-	N/A	59,850

(1) The grant date fair value is the amount computed under SFAS 123R. The fair value of stock options is computed utilizing the Black-Scholes-Merton pricing model. For more information regarding the assumptions made in valuing stock and option awards see Note 2 - Stock Based Compensation in Notes to Consolidated Financial Statements in our fiscal 2008 Annual Report on Form 10-K.

(2) Represents awards granted under the UQM Technologies, Inc. Stock Bonus Plan.

(3) Represents awards granted under the UQM Technologies, Inc. 2002 Equity Incentive Plan, as amended.

Employment Agreements

Each executive officer has an employment agreement with the Company. These agreements provide for the acceleration of vesting of equity-based awards in certain circumstances and for potential severance payments upon voluntary or involuntary termination or termination upon a change in control. See "Compensation Discussion and Analysis - Retirement, Severance and Other Compensation" above and "Potential Payments Upon Termination or Change in Control" below for additional information.

Stock Awards

We granted restricted stock awards under the Company's Stock Bonus Plan. The awards vest in three equal annual installments beginning on the first anniversary of the grant date.

Option Awards

We granted an option award under the Company's 2002 Equity Incentive Plan to Mr. Lutz. The options vest in three equal annual installments beginning on the first anniversary of the grant date. The options granted consisted of  incentive stock options and may be exercised for a term of ten years from the date of grant. The exercise price of the options is equal to the closing price of our common stock on the American Stock Exchange on the date of grant.

OUTSTANDING EQUITY AWARDS AT MARCH 31, 2008

Option awards					Stock awards
	Number	Number
	of securities	of securities			Number	Market value
	underlying	underlying			of shares	of shares
	unexercised	unexercised	Option	Option	of stock	of stock
	options	options	exercise	expiration	that have	that have
Name	exercisable	unexercisable	price	date	not vested	not vested(8)
	(#)	(#)	($)		(#)	($)

William G. Rankin	100,000	- (6)	3.84	11/29/15	- (6)	-
	45,000	-	2.53	01/03/15
	100,000	-	2.21	11/15/14
	145,000	-	2.41	02/26/14
	100,000	-	2.75	02/13/13
	100,000	-	4.15	02/05/12
	90,000	-	7.13	01/31/11
	90,000	-	8.75	02/05/10
	77,224	-	4.38	03/22/09
Donald A. French(7)	75,000	- (6)	3.84	11/29/15	- (6)	-
	25,000	-	2.53	01/03/15
	75,000	-	2.21	11/15/14
	100,000	-	2.41	02/26/14
	70,000	-	2.75	02/13/13
	70,000	-	4.15	02/05/12
	60,000	-	7.13	01/31/11
	60,000	-	8.75	02/05/10
	60,521	-	4.38	03/22/09
Ronald M. Burton	-	-	-	-	36,882(5)	62,331
	29,706	59,412(2)	3.20	08/01/10	3,333(4)	5,633
	33,333	16,667(1)	3.84	11/29/15
	50,000	-	2.21	11/15/14
	50,000	-	2.50	03/03/14
Jon Lutz	-	-	-	-	17,603(5)	29,749
	-	11,364(3)	3.57	08/21/17	1,044(4)	1,764
	1,667	3,333(2)	3.20	08/01/16
	23,333	11,667(1)	3.84	11/29/15
	15,000	-	2.21	11/15/14
	45,000	-	2.41	02/26/14
	35,000	-	2.75	02/13/13
	30,000	-	4.15	02/05/12
	12,500	-	7.13	01/31/11
	8,236	-	8.75	02/05/10
	7,765	-	4.38	03/22/09

(1) These unexercisable options were granted on November 30, 2005. Two-thirds have vested, and the remainder will vest on November 30, 2008.

(2) These unexercisable options were granted on August 2, 2006. One-third of the options have vested, an additional one-third will vest on August 2, 2008 and the remainder will vest on August 2, 2009.

(3) These unexercisable options were granted on August 22, 2007. One-third of the options will vest on each of the next three anniversary dates starting August 22, 2008.

(4) The restricted shares were granted on August 2, 2006. One-third of the shares have vested, an additional one-third will vest on August 2, 2008 and the remainder will vest on August 2, 2009.

(5) The restricted shares were granted on August 22, 2007. One-third of shares will vest on each of the next three anniversary dates starting August 22, 2008.

(6) Although these stock options and shares vest over a three-year period, these securities are eligible for accelerated vesting should Messrs. Rankin or French elect to leave the Company and provide the notice required in their employment agreements. Accordingly, for purposes of this presentation the securities are presented as if they were fully vested on the date of grant.

(7) Mr. French has transferred the non-qualified stock option portion of each grant to a limited partnership of which Mr. French is the general partner.

(8) The market value has been determined based on the closing price of Company common stock on March 31, 2008 ($1.69).

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2008

	Option awards		Stock awards
	Number		Number
	of shares	Value	of shares	Value
	acquired	realized on	acquired	Realized
Name	on exercise	exercise	on vesting	on vesting
	(#)	($)	(#)	($)

William G. Rankin (1)	-	-	92,206	313,500

Donald A. French (1)	-	-	46,103	156,750

Ronald M. Burton	-	-	1,667	6,268

Jon Lutz	-	-	522	1,963

(1) Amounts represent shares granted on November 1, 2007. Although these shares vest over a three-year period, the shares are eligible for accelerated vesting should Messrs. Rankin or French elect to leave the Company and provide the notice required in their employment agreements. Accordingly, for purposes of this presentation the shares are presented as if they were fully vested on the date of grant.

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in non-qualified deferred compensation plans sponsored by us.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with our Chief Executive Officer, William G. Rankin, our Chief Financial Officer, Donald A. French, our Senior Vice President of Operations, Ronald M. Burton and our Vice President of Technology, Jon Lutz.

Mr. Rankin and Mr. French

The term of employment covered by the employment agreements for Mr. Rankin and Mr. French originally commenced on January 1, 2003 and continues through August 22, 2012. The agreements were amended and restated during fiscal 2008 to comply with tax law changes under Section 409A of the Internal Revenue Code and to make certain other changes. The agreements for Mr. Rankin and Mr. French contain voluntary, and involuntary severance provisions, including severance provisions arising from a change in control of the Company's Board of Directors. The agreements also provide for the availability of post-retirement health insurance and for payments due to voluntary retirement after attaining retirement age (62-1/2) or twenty years of service with the Company.

A voluntary severance payment of three months salary will be paid if the executive voluntarily resigns prior to age 62-1/2 without providing the required notice stated in the agreement. The agreement for Mr. French provides for a voluntary severance payment of one month's salary for each completed full year as an officer of the Company up to a maximum of 24 months salary if he resigns prior to age 62--1/2 after satisfying the notice requirement. In the event the executive's employment is involuntarily terminated by the Company without cause (including certain relocations and constructive terminations), other than upon a change in control event, the executive will receive a lump sum payment equal to 24 months salary. In the event of a voluntary retirement by the executive after age 62--1/2 and after satisfying the notice requirement, the executive will receive a lump sum payment equal to 24 months salary. In the event the executive's employment is involuntarily terminated as a result of a change in control, the executive will be paid twice the amount payable for an involuntary separation without cause. Generally the payments will be made in a lump sum within 30 days following separation from service, except to the extent a delay in payment is required to avoid adverse tax consequences under Section 409A of the Internal Revenue Code.

Mr. Burton and Mr. Lutz

The term of the employment covered by the employment agreements for Mr. Burton and Mr. Lutz commenced as of September 17, 2007 and continues through August 21, 2012. The agreements for Mr. Burton and Mr. Lutz contain voluntary and involuntary severance provisions, including severance provisions arising from a change in control of the Company's Board of Directors. The agreements also provide for the availability of post-retirement health insurance and payments due to voluntary retirement after attaining retirement age (62--1/2).

A voluntary severance payment of six months salary will be paid if the executive voluntarily resigns prior to age 62--1/2 after providing the required notice stated in the agreement. If the executive has a voluntary severance, but does not provide the required notice, he will receive a payment equal to two months salary. In the event the executive's employment is involuntarily terminated without cause, other than upon a change in control event, the executive will be paid one month of salary for each complete year of service as an officer of the Company up to a maximum of 24 months or six months pay, whichever is greater. In the event the executive's employment is involuntarily terminated as a result of a change in control event, the executive will be paid twice the amount payable for an involuntary separation without cause. In the event of a voluntary retirement by the executive after age 62--1/2 and after satisfying the notice requirement, the executive will receive a lump sum payment equal to one month of pay for each month the executive has served as an officer of the Company plus an additional six months pay up to a maximum equal to 24 months salary. Generally the payments will be made in a lump sum within 30 days following separation from service, except to the extent a delay in payment is required to avoid adverse tax consequences under Section 409A of the Internal Revenue Code.

Health and Life Insurance and Other Benefits

All of the executive employment agreements provide that upon retiring from the Company after attaining age 62--1/2 or twenty years of service as an officer of the Company, the executive and his qualified family members may continue to purchase health insurance through the Company's group health insurance plan at the same cost as other employees from the date employment is terminated until the executive attains 65 years of age. Each executive of the Company also receives a monthly automobile allowance and may utilize Company paid financial and tax planning professionals to assist the executive with personal legal, financial planning and tax issues arising from the multiple facets of the Company's compensation program.

All of the employment agreements provide that the Company shall maintain at its expense, life insurance coverage on the executive payable to the executive's designees in an amount equal to three times the annual salary payable to each executive.

Treatment of Equity Awards

Retirement

When an executive retires, all stock options and bonus stock awards become fully vested. Incentive stock options may be exercised for a period of three months following retirement and non-qualified stock options may be exercised at anytime until the expiration of their original term. Incentive stock options not exercised within the three month period following retirement may be converted to non-qualified stock options, in which case they may be exercised at anytime until the expiration of their original term.

Change in Control

In the event of a change in control, all stock options and bonus stock awards held by executive officers become immediately vested. For purposes of the agreements, a change in control generally means the election of new Board members constituting a majority of the directors then in office, which new Board members were not nominated by a majority of the directors then in office on the date of the agreement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Our executive employment agreements provide compensation to Messrs. Rankin, French, Burton and Lutz in the event of a termination of employment or a change in control. The agreements include restrictions on non-disclosure of confidential information and restrictive covenants relating to non-competition and non-solicitation. See "Retirement, Severance and Other Compensation" above in the "Compensation Discussion and Analysis." The tables below show potential payments or benefits upon a termination or change in control assuming the triggering event took place on March 31, 2008. The closing price per share of our common stock on March 31, 2008 was $1.69. Actual amounts can only be determined at the date of the triggering event.
				Retirement	Life
				after age 62-1/2	insurance
			Termination	or upon	proceeds	Termination
		Termination	by us	attaining	upon	due to a
		by us for	without	20 years	termination	change in
	Quit	cause	cause	of service	by death	control
William G. Rankin	($)	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	628,000	-	628,000	628,000	942,000	1,256,000
Acceleration of unvested
equity awards	N/A	N/A	N/A	N/A	N/A	N/A
Benefits:
Health Insurance Premiums	2,870	-	2,870	2,870	N/A	2,870

Total	630,870	-	630,870	630,870	942,000	1,258,870

				Retirement	Life
				after age 62 -1/2	insurance
			Termination	or upon	proceeds	Termination
		Termination	by us	attaining	upon	due to a
		by us for	without	20 years	termination	change in
	Quit	cause	cause	of service	by death	control
Donald A. French	($)	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	364,000(1)	-	416,000	364,000(1)	624,000	832,000
Acceleration of unvested
equity awards	N/A	N/A	N/A	N/A	N/A	N/A
Benefits:
Health Insurance Premiums(2)	143,820	-	143,820	143,820	N/A	143,820

Total	507,820	-	559,820	507,820	624,000	975,820

(1) Amount based on termination after 21 years of service as of March 31, 2008.

(2) Amount determined based on executive's age as of March 31, 2008 and current Company cost of premiums multiplied by the number of years until the executive attains age 65.

Life
insurance
			Termination	proceeds	Termination
		Termination	by us	upon	due to a
		by us for	without	termination	change in
	Quit	cause	cause	by death	control
Ronald M. Burton	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	90,000	-	90,000	540,000	180,000
Acceleration of unvested
equity awards	N/A	N/A	N/A	N/A	67,964(1)
Benefits:
Health Insurance Premiums	-	-	-	N/A	-

Total	90,000	-	90,000	540,000	247,964

(1) Represents the intrinsic value of in-the-money non-vested stock options and non-vested stock awards as of March 31, 2008 that would vest upon a change in control.

Life
insurance
			Termination	proceeds	Termination
		Termination	by us	upon	due to a
		by us for	without	termination	change in
	Quit	cause	cause	by death	control
Jon Lutz	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	85,000	-	85,000	510,000	170,000
Acceleration of unvested
equity awards	N/A	N/A	N/A	N/A	31,513(1)
Benefits:
Health Insurance Premiums	-	-	-	N/A	-

Total	85,000	-	85,000	510,000	201,513

(1) Represents the intrinsic value of in-the-money non-vested stock options and non-vested stock awards as of March 31, 2008 that would vest upon a change in control.

DIRECTOR COMPENSATION

During the fiscal year ended March 31, 2008 the Compensation and Benefits Committee retained the consulting firm Towers Perrin to assist it in establishing appropriate compensation for the Company's directors. This analysis included the evaluation of the board compensation practices of a peer group of twenty alternative energy companies selected by the consulting firm that it believed competed with the Company in the marketplace for executive talent. See the list of component companies included in the "Compensation Discussion and Analysis" above. After considering the recommendations of the compensation consultant, the Board of Directors adopted a director compensation policy consisting of an annual cash retainer and equity based compensation that it believes appropriately aligns the interests of directors with those of the Company's shareholders.

Directors of the Company who are not officers may elect to receive an annual retainer of $25,000 in cash or the grant of options to acquire that number of shares of the Company's common stock that is equivalent to $25,000 as determined by utilizing the Black-Scholes-Merton option pricing model on the date of grant or a combination of cash and options that together have a fair value of $25,000. Directors electing option grants in lieu of cash compensation may elect option exercise periods ranging from three years to ten years in accordance with the terms of the UQM Technologies, Inc. Stock Option Plan for Non-Employee Directors. Options granted under the plan vest immediately.

Non-employee directors also receive each year shares under the Company's Stock Bonus Plan with a fair value of $10,000 on the date of grant. These shares vest immediately. In addition each non-employee director receives a ten year stock option for that number of shares of the Company's common stock that is equivalent to $15,000 as determined by utilizing the Black-Scholes-Merton option pricing model on the date of grant Non-Directors are also reimbursed for ordinary and necessary expenses of attending meetings. In addition, each non-employee director upon his initial election to the Board is awarded 2,000 shares of the Company's common stock at a purchase price of $0.01 per share under the Stock Bonus Plan. Directors who are full-time officers of the Company are not entitled to additional compensation for their service as directors. Accordingly, Mr. Rankin receives no additional compensation for his service as a director.

The following table sets forth information concerning remuneration to directors of the Company during fiscal 2008:

DIRECTOR COMPENSATION FISCAL 2008

	Fees earned			All
	or paid in	Stock	Option	other
	cash	awards (1) (6)	awards(2) (6)	compensation	Total
Name	($)	($)	($)	($)	($)

Ernest H. Drew (3)	-	10,000	40,000		50,000

Stephen J. Roy	22,917	10,000	15,000		47,917

Jerome H. Granrud	17,188	10,000	21,250		48,438

Donald W. Vanlandingham	22,917	10,000	15,000	7,500(4)	55,417

Joseph P. Sellinger (5)	-	7,233	5,000		12,233

(1) The table below shows the aggregate number of shares of common stock granted under the Stock Bonus Plan held by each director as of March 31, 2008:

Number of
common shares
Ernest H. Drew	8,066
Stephen J. Roy	8,066
Jerome H. Granrud	8,066
Donald W. Vanlandingham	8,066
Joseph P. Sellinger	3,709

(2) The table below shows the number of stock options held by each of our non-employee directors as of March 31, 2008:

		Number of	Option
		options	exercise
	Grant date	outstanding	price
Ernest H. Drew	07/28/2005	12,931	$ 3.15
	08/02/2006	19,802	$ 3.20
	08/22/2007	19,231	$ 3.57
	11/01/2007	20,408	$ 3.40

Stephen J. Roy	04/06/2000	977	$ 7.63
	11/01/2007	11,538	$ 3.40

Jerome H. Granrud	08/02/2006	3,937	$ 3.20
	08/22/2007	4,808	$ 3.57
	11/01/2007	14,434	$ 3.40

Donald W. Vanlandingham	08/19/2003	5,096	$ 3.40
	11/01/2007	11,538	$ 3.40

Joseph Sellinger	03/21/2008	6,944	$ 1.95

(3) Dr. Drew is not standing for re-election to the Board of Directors.

(4) Represents a one-time cash payment for the intrinsic value of in-the-money stock options forfeited during the fiscal year.

(5) Mr. Sellinger was appointed to the Board of Directors on March 21, 2008.

(6) The amount reported is the dollar amount recognized for financial statement reporting purposes computed under SFAS 123R. The fair value of stock options is computed utilizing the Black-Scholes-Merton pricing model. Stock and option awards vest in full on the date of grant. Mr. Drew received an option grant on August 22, 2007 and November 1, 2007 with a fair value of $20,000 each. Mr. Granrud received an option grant on August 22, 2007 and November 1, 2007 with a fair value of $5,000 and $16,250, respectively.

The Board of Directors determines the total amount of the annual retainer and bonus share award payable to non-employee members of the Board of Directors.

COMPENSATION COMMITTEE REPORT

The Compensation and Benefits Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, recommends that it be included in our annual report on Form 10-K for the fiscal year ended March 31, 2008 and Proxy Statement for the annual meeting of shareholders to be held July 23, 2008.

Compensation and Benefits Committee

Stephen J. Roy

Donald W. Vanlandingham

Joseph P. Sellinger

June 2, 2008

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into indemnification agreements with all members of the Board of Directors and with certain officers. Such agreements provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Colorado law and the Company's Bylaws.

The Company has not adopted a written related person transactions policy that sets forth the Company's policies and procedures regarding the identification, review, consideration and approval or ratification of "related persons transactions." The Audit Committee approves any transaction between the Company and a related person. A related person is any executive officer, director, or more than five percent shareholder of the Company's stock, including any of their immediate family members, and any entity owned or controlled by such persons.

PERFORMANCE GRAPH2

The following graph represents the yearly percentage change in the cumulative total return on the common stock of UQM Technologies, Inc., the group of companies comprising the S&P Electrical Equipment Index, and those companies comprising the S&P 500 Index for the five year period from 2003 through 2008:

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

Among UQM Technologies, Inc., The S&P 500 Index
And The S&P Electrical Components & Equipment Index

$300
$250
$200
$150
$100
$50
$0
3/03
3/04
3/05
3/06
3/07
3/08
UQM Technologies, Inc.
S&P 500
S&P Electrical Components & Equipment

	3/03	3/04	3/05	3/06	3/07	3/08
UQM Technologies, Inc.	100.00	112.96	146.67	166.30	152.22	62.59
S&P 500	100.00	135.12	144.16	161.07	180.13	170.98
S&P Electrical Components & Equipment	100.00	148.07	179.49	226.88	232.27	262.00

___________________

2 The stock price performance graph depicted is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table shows the ownership of the Company's $0.01 par value common stock by (i) beneficial owners of five percent or more of the Company's common stock, (ii) each director and nominee director, (iii) the Chief Executive Officer and each other executive officer whose annual salary and bonus exceeds $100,000 and (iv) all directors and executive officers as a group, as of June 2, 2008 except for the beneficial owners of five percent or more which are as of December 31, 2007. Unless otherwise noted, each shareholder exercises sole voting and investment power with respect to the shares beneficially owned:
	Number of Common Shares
Name of Shareholder	Beneficially Owned	Percent of Class (1)
William G. Rankin	1,063,555	3.82%
Donald A. French	731,582	2.66%
Ronald M. Burton	196,079	.73%
Jon Lutz	184,163	.67%
Ernest H. Drew	330,538	1.23%
Stephen J. Roy	25,581	.10%
Jerome H. Granrud	31,479	.12%
Donald W. Vanlandingham	24,700	.09%
Joseph P. Sellinger	10,653	.04%
PowerShares Capital Management (2)	1,821,658	6.79%
William J. Nasgovitz and Heartland Advisors, Inc. (3)	2,324,402	8.67%
Director and Executive Officers as a Group (nine persons)	2,595,378	8.84%

(1) Calculated separately for each holder on the basis of the actual number of outstanding shares as of June 2, 2008. Assumes that shares issuable upon exercise of options and warrants held by such person (but not by anyone else) and exercisable within 60 days have been issued as of such date.

(2) The address of PowerShares Capital Management is 301 West Roosevelt Road, Wheaton, Illinois 60187. Powershares Capital Management disclaims beneficial ownership of any shares held by its parent Amvescap PLC or Amvescap PLC's directors and officers, and no shares held by Amvescap PLC, or its directors and officers, are included in this security ownership table.

(3) The address of William J. Nasgovitz and Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, Wisconsin 53202 based on reported holdings as of December 31, 2007.

EQUITY COMPENSATION PLAN INFORMATION

			Number of securities
			remaining available for
			future issuance under
	Number of securities to be	Weighted-average	equity compensation
	issued upon exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,958,430	$ 3.86	2,397,406
Equity compensation plans not approved by security holders	85,267	$ 2.58	-
Total	3,043,697	$ 3.82	2,397,406

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Grant Thornton LLP, a registered public accounting firm, as the Company's independent auditors for the fiscal year ending March 31, 2009, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. Grant Thornton LLP was engaged as the Company's auditors in September 2004. Representatives of Grant Thornton LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Grant Thornton LLP as the Company's independent auditors. However, the Audit Committee of the Board is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

To be adopted, the proposal must be approved by the affirmative vote of a greater number of votes cast for the proposal than are cast against the proposal. If a ballot is called for, proxies in the accompanying form appointing the persons whose names are printed therein to act will (unless the proxy form has been marked against or authority to vote is withheld) be voted in favor of the proposal.

Independent Auditor's Fees

The following table represents aggregate fees billed to the Company by Grant Thornton LLP for the fiscal years ended March 31, 2008 and 2007:

	2008	2007
Audit Fees (1)	$ 211,386	$ 208,262
Audit Related Fees (2)	$ -	$ -
Tax Fees	$ -	$ -
All Other Fees	$ -	$ -

___________________

(1) Audit Fees consist of fees for professional services rendered for the audit of our annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports on Form 10-Q. In 2008 and 2007, audit fees include fees for professional services rendered for the audits of: (i) management's assessment of the effectiveness of internal control over financial reporting; and (ii) the effectiveness of internal control over financial reporting.

(2) Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported in Audit Fees.

All fees described above incurred in connection with services performed by Grant Thornton LLP were approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor, Grant Thornton LLP (subject to de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to completion of the audit). The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee of the Board of Directors has determined that the rendering of the services other than audit services by Grant Thornton LLP is compatible with maintaining the principal accountant's independence.

Disagreements with Auditors

There have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.

PROPOSALS BY SHAREHOLDERS

To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by February 18, 2009 to UQM Technologies, Inc., Attn: Corporate Secretary, 7501 Miller Drive, P.O. Box. 439, Frederick, Colorado 80530. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals and the provisions of our Bylaws.

Our Bylaws provide that any proposals by shareholders for the next Annual Meeting will not be acted on at the meeting unless they are received at our principal executive offices not less than 60 days nor more than 90 days before the meeting. Our Bylaws also provide that nominations to the Board of Directors for the 2009 Annual Meeting may not be made by shareholders unless written notice is received by the secretary of the Company before March 13, 2009. You should review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations.

If we are not notified of intent to present a proposal at our 2009 annual meeting by April 25, 2009, we will have the right to exercise discretionary voting authority with respect to any proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any other matters to be presented for action at the meeting, nor has it been advised that others will present any other matters. If any other matters do properly come before the meeting, the proxy holders intend to vote the proxies held by them in accordance with their best judgment on such matters.

ANNUAL REPORT

Upon the receipt of a written request from any shareholder, the Company will mail, at no charge to the shareholder, a copy of the Company's fiscal 2008 Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act. Written requests for such Report should be directed to:

Secretary

UQM Technologies, Inc.

7501 Miller Drive

P.O. Box 439

Frederick, Colorado 80530

Phone (303) 278-2002

The Company's Annual Report on Form 10-K is also available on the Company's web site at www.uqm.com or at the web site that the Securities and Exchange Commission maintains at www.sec.gov.

APPROVAL OF DIRECTORS

The Board of Directors of the Company has approved the contents of this proxy statement and its mailing to the shareholders.

/s/Donald A. French
Donald A. French, Secretary

___________________

C 1234567890

MR ANDREW SAMPLE
1234 AMERICA DRIVE
ANYWHERE, IL 60661

IMPORTANT ANNUAL SHAREHOLDERS' MEETING INFORMATION — YOUR VOTE COUNTS!

Shareholder Meeting Notice

123456 C0123456789 12345

Important Notice Regarding the Availability of Proxy Materials for the UQM Technologies Inc. Meeting to be Held on July 23, 2008.

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/UQM

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/UQM** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before July 13, 2008 to facilitate timely delivery.

C O Y

<STOCK#> 00X87D

___________________

Shareholder Meeting Notice

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Directors.

   William G. Rankin
   Joseph P. Sellinger
   Stephen J. Roy
   Lieutenant General Jerome H. Granrud (Retired)
   Donald W. Vanlandingham

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the UQM Technologies Inc. Annual Meeting

The Golden Hotel, 800 Eleventh Street, Golden, Colorado 80401. Telephone 800-233-7214 or 303-279-0100.

From Denver International Airport -
Take I-70 WEST 20 miles to exit number 265 (Highway 58). Take Highway 58 west 5 miles to WASHINGTON AVENUE exit. Turn LEFT on WASHINGTON AVENUE. Turn RIGHT on 11TH STREET. The Golden Hotel will be on your right at the corner of 11th Street and Washington Avenue. Additional covered parking can be accessed via ramp at West end of lot.

Directions from points North of Denver -
Take I-25 SOUTH to I-76 WEST. Follow I-76 WEST west/Southwest for about 6 miles. Bear RIGHT (west) and merge onto I-70 WEST. Take I-70 West 4 miles to exit number 265 (Highway 58). Take Highway 58 west 5 miles to WASHINGTON AVENUE exit. Turn LEFT (south) on WASHINGTON AVENUE to 11th Street. Turn RIGHT on 11th Street. The Golden Hotel will be on your right at the corner of 11th Street and Washington Avenue. Additional covered parking can be accessed via ramp at West end of lot.

Directions from points South of Denver -
Take I-25 NORTH to C-470 WEST. Follow C-470 West/Northwest for about 25 minutes. Exit on HIGHWAY 6 WEST to Golden/Central City (Stay to the left, C-470 will end at Hwy 6). Continue on HIGHWAY 6 to 19TH STREET. Make a RIGHT on 19TH STREET and go 5 blocks to Washington Avenue. Make a LEFT on WASHINGTON AVENUE. This will take you into downtown Golden. Make a LEFT on 11TH STREET. The Golden Hotel will be on your right at the corner of 11th Street and Washington Avenue. Additional covered parking can be accessed via ramp at West end of lot.

Directions from the mountains -
Take I-70 EAST to C-470 West/Northwest (exit 260). Exit on HIGHWAY 6 WEST to Golden/Central City (Stay to the left, C-470 will end at Hwy 6). Make a RIGHT on 19TH STREET and continue for 5 blocks until you reach Washington Ave. Make a LEFT on WASHINGTON AVENUE until you reach 11th St. Make a LEFT on 11TH STREET. The Golden Hotel will be on your right at the corner of 11th Street and Washington Avenue. Additional covered parking can be accessed via ramp at West end of lot.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/UQM.** Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials UQM Technologies Inc." in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by July 13, 2008.

00X87D

UQM Technologies, Inc.
P.O. Box 43004, Providence, RI, 02940-3004

000004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on July 23, 2008.

Vote by Internet

- Log on to the Internet and go to **www.envisionreports.com/UQM**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

123456 C0123456789 12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

Nominee	For	Withhold
01 - William G. Rankin	☐	☐
02 - Joseph P. Sellinger	☐	☐
03 - Stephen J. Roy	☐	☐
04 - Lieutenant General Jerome H. Granrud (Retired)	☐	☐
05 - Donald W. Vanlandingham	☐	☐

+

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T
5 1 A V 0 1 8 4 9 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

<STOCK#> 00X65C

___________________

Directions to UQM Technologies, Inc. Annual Meeting

The Golden Hotel, 800 Eleventh Street, Golden, Colorado 80401. Telephone 800-233-7214 or 303-279-0100.

From Denver International Airport -

Take I-70 WEST 20 miles to exit number 265 (Highway 58).
Take Highway 58 west 5 miles to WASHINGTON AVENUE exit.
Turn LEFT on WASHINGTON AVENUE.
Turn RIGHT on 11TH STREET.
The Golden Hotel will be on your right at the corner of 11th Street and Washington Avenue.
Additional covered parking can be accessed via ramp at West end of lot.

Directions from points North of Denver -

Take I-25 SOUTH to I-76 WEST.
Follow I-76 WEST west/Southwest for about 6 miles.
Bear RIGHT (west) and merge onto I-70 WEST.
Take I-70 West 4 miles to exit number 265 (Highway 58).
Take Highway 58 west 5 miles to WASHINGTON AVENUE exit.
Turn LEFT (south) on WASHINGTON AVENUE to 11th Street.
Turn RIGHT on 11th Street.
The Golden Hotel will be on your right at the corner of 11th Street and Washington Avenue.
Additional covered parking can be accessed via ramp at West end of lot.

Directions from points South of Denver -

Take I-25 NORTH to C-470 WEST.
Follow C-470 West/Northwest for about 25 minutes.
Exit on HIGHWAY 6 WEST to Golden/Central City (Stay to the left, C-470 will end at Hwy 6).
Continue on HIGHWAY 6 to 19TH STREET.
Make a RIGHT on 19TH STREET and go 5 blocks to Washington Avenue.
Make a LEFT on WASHINGTON AVENUE. This will take you into downtown Golden.
Make a LEFT on 11TH STREET. The Golden Hotel will be on your right at the corner of 11th Street and Washington Avenue.
Additional covered parking can be accessed via ramp at West end of lot.

Directions from the mountains -

Take I-70 EAST to C-470 West/Northwest (exit 260).
Exit on HIGHWAY 6 WEST to Golden/Central City (Stay to the left, C-470 will end at Hwy 6).
Make a RIGHT on 19TH STREET and continue for 5 blocks until you reach Washington Ave.
Make a LEFT on WASHINGTON AVENUE until you reach 11th St.
Make a LEFT on 11TH STREET. The Golden Hotel will be on your right at the corner of 11th Street and Washington Avenue.
Additional covered parking can be accessed via ramp at West end of lot.

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

UQM

Proxy — UQM Technologies, Inc.

Notice of 2008 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — July, 23, 2008

(Items to be voted appear on reverse side.)

___________________

UQM TECHNOLOGIES, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

0000002817_1 R200803.14

Shareholder Meeting to be held on July 23, 2008

Proxy Material Available

1 Notice & Proxy Statement
2 Annual Report

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before July 03, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

BARCODE

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

See the Reverse Side for Meeting Information and Instructions on How to Vote

___________________

Meeting Information

Meeting Type:	Annual Meeting
Meeting Date:	July 23, 2008
Meeting Time:	10:00 AM MDT
For holders as of:	June 02, 2008

Meeting Location:

The Golden Hotel
800 Eleventh Street
Golden, CO 80401

How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet

To vote ***now*** by Internet, go to
WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

0000002817_2 R200803.14

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

___________________

Voting items

The Board of Directors recommends that you vote "For" the following.

1. Election of Directors

Nominees

01 William G. Rankin 02 Joseph P. Sellinger 03 Stephen J. Roy 04 Jerome H. Granrud 05 Donald Vanlandingham

B A R C O D E

The Board of Directors recommends you vote FOR the following proposal(s).

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

CONTROL # → 0000 0000 0000

Broadridge Internal Use Only
Acct #
Shares
Cusip
Job #
Envelope #
Sequence #
of # Sequence

0000002817_3 R200803.14

___________________